Annual Report


International
Stock Fund

October 31, 2002



T. Rowe Price(registered trademark) logo icon (registered trademark)



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
International Stock Fund

o International stocks weakened during the past six months but ended the fund's fiscal year with a strong gain in October.

o Fund performance lagged the MSCI EAFE Index and the Lipper average because of our emphasis on growth in an environment that favored defensive stocks in general.

o The fund remains heavily weighted in services stocks because we see above-average long-term growth and strong cash flow for several businesses in this sector.

o Stock valuations in most markets are at levels last seen in the early 1990s, interest rates are much lower, and economic growth should be moderate, leading us to believe that equity returns going forward should at least be reasonable.


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Fellow Shareholders

After losing ground for most of the past six months, international stocks rallied strongly in October to end the fund's fiscal year on a high note. However, strength in October failed to overcome earlier losses. For the six and 12 months ended October 31, 2002, results were sharply negative as all major international markets posted severe double-digit losses.

Your portfolio suffered along with other international equity funds during the past six months, performing somewhat worse than the unmanaged EAFE index and the Lipper International Funds Average, which shows the average performances for similarly managed funds. Within our peer group, funds with a value bias fared best while funds with a growth bias, including yours, tended to lag. The results for the Advisor Class shares trailed slightly behind the fund shares, reflecting the former's higher expense ratio in return for additional services. The primary reasons for the International Stock Fund's lagging results relative to the benchmarks' were the portfolio's emphasis on growth during a period when the market generally favored defensive stocks, and to stock selection in several sectors.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
International Stock Fund                           -19.73%              -14.19%

International Stock Fund -
Advisor Class                                       -19.82               -14.37

MSCI EAFE Index                                     -17.60               -12.93

Lipper International
Funds Average                                       -18.67               -12.72



Pie Graph: Geographic Diversification
--------------------------------------------------------------------------------
Europe              72

Japan               14

Far East             9

Other and Reserves   3

Latin America        2

Based on net assets as of 10/31/02.



MARKET REVIEW

International stock markets were buffeted on several fronts over the past six months as expectations for economic recovery continued to be revised downward. At the beginning of the period, there was still some optimism that lower interest rates would help revive growth. However, by the end of October, many commentators had decided that lower consumer confidence, high debt levels, and falling equity markets would probably keep growth subdued, at best, and could possibly be a harbinger of a double-dip recession in the U.S. European growth expectations broadly followed the U.S., with Germany doing significantly worse while the U.K. and Spain seem to be more robust. In Japan, the long period of slow growth appeared to be ending, but more recent signs make that scenario seem less likely-putting the spotlight back on the parlous state of the banking system.

While confidence in economic growth has waned, fears of war with Iraq have mounted. The Bush administration has made no secret of its desire to overthrow Saddam Hussein. As we write, this issue appears to be nearing the beginning of some form of resolution, with the UN now united behind the U.S. In addition, the issue of corporate accounting integrity has been plaguing the equities markets during the period. New regulations have been put in place, indicating that the worst of these scandals are now behind us and the issue will continue to recede as a major concern overhanging the markets.


PORTFOLIO REVIEW

Media
The bulk of your portfolio's significant exposure to the media sector remains in the professional publishing area, and a recent visit to one of our largest holdings, U.K./Netherlands' Reed Elsevier, confirmed that the company has established a strong position in its industry. CEO Crispin Davis has reinforced the scientific publishing business with the intelligent use of electronic delivery while keeping a tight rein on costs in the more difficult business publishing unit. This development, coupled with steady growth in legal and educational publishing, should underpin 12% earnings growth for a valuation of around 17 times earnings next year.

The more cyclical broadcasting area endured a difficult six-month period but rallied strongly recently as fast-moving consumer goods companies increased their advertising in an attempt to bolster market share. This broad trend has helped holdings such as Australia's News Corporation. We trimmed back exposure in this area during the rally as valuations have become a little stretched.


Market Performance
--------------------------------------------------------------------------------
Six Months             Local         Local Currency                 U.S.
Ended 10/31/02         Currency     vs. U.S. Dollars             Dollars
--------------------------------------------------------------------------------
France                 -27.47%                 9.90%             -20.29%

Germany                -36.68                  9.90               -30.41

Hong Kong              -20.95                  0.00               -20.95

Italy                  -23.26                  9.90               -15.66

Japan                  -21.31                  4.81               -17.53

Mexico                 -18.96                 -7.64               -25.15

Netherlands            -30.63                  9.90               -23.76

Singapore              -14.85                  2.61               -12.65

Sweden                 -29.76                 12.15               -21.22

Switzerland            -22.82                  9.75               -15.29

United Kingdom         -21.70                  7.35               -15.94

Source: RIMES Online, using MSCI indices.


Services
The fund remains heavily weighted in this broad area because we see above-average long-term growth and strong cash flow for several businesses. One stock that has had a difficult time recently is Securitas, the Swedish protection and security services company. We project top-line growth for the overall business in the mid to high single digits, helped by growing security consciousness as well as implementation of the tried-and-tested Securitas model in new regions. The stock has been under pressure for a variety of reasons and now sells at about 14 times earnings for growth that we think will average 14% over the next few years-a reasonable valuation in our estimation.


Industry Diversification
--------------------------------------------------------------------------------
                                                      Percent of Net Assets
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------
Financials                                            21.8%                20.3%

Consumer Discretionary                                17.3                 17.5

Health Care                                           12.1                 12.4

Energy                                                 8.8                  9.4

Consumer Staples                                       8.6                  9.0

Telecommunication Services                             7.8                  8.8

Information Technology                                 9.1                  8.2

Industrials and Business Services                      8.0                  7.9

Materials                                              2.7                  2.9

Utilities                                              0.9                  1.2

Reserves                                               2.9                  2.4
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%


Financials
The insurance sector has been through a tumultuous period, particularly in Europe. As equity markets have fallen, balance sheets that previously looked relatively secure have begun to look somewhat thin. At the same time, poor returns have meant that new business has been difficult to achieve, and many life insurance business models have had to be revisited in the current environment. Your fund remains underweighted in this sector, having reduced its position early in the period and again more recently as the sector has recovered.

Within banking, there has been contrasting performance with capital markets-exposed stocks lagging steadier retail-focused stocks. Over the past few months, the market has become increasingly vulnerable to concerns about bad debts. Bad debts have picked up significantly in the weak German economy, although they have been benign so far in other countries. We anticipate some worsening of this situation during the coming months. However, many European banks have taken a much more cautious approach to credit exposure than in the early 1990s when they encountered major problems.

With this in mind, we revisited all our stocks and scaled back our position in IntesaBCI in Italy, where the restructuring program will be more difficult to implement in an uncertain economic environment. We maintained our position in Royal Bank of Scotland where the environment seems more encouraging and the bank's profitability and market position, coupled with a low stock valuation, give us more comfort. In Japan, on the other hand, we remain leery of banks and believe they have a long way to go before the nonperforming loan issue is finally addressed. Recent moves toward reform have once again proved rather disappointing.

Telecommunications
After an extremely difficult couple of years, the telecommunications sector seemed to reach something of an inflection point in the summer as both investors and management came to terms with lower longer-term growth potential, leading to a sharper focus on returns and capital discipline. With lower levels of capital spending all around, cash generation has improved significantly and it is possible to see returns beginning to pick up. The mobile sector has also seen average revenue per user increasing after a long period of attrition. With valuations reaching low levels, share prices have begun to perform better. Your fund is overweight in the mobile area as well as in emerging markets. We retained our large position in the U.K.'s Vodafone, which has been a beneficiary of both improved capital discipline and an improvement in revenues.

Pharmaceuticals
This sector also seems to have passed its low point. Earlier in the year, it seemed that the drug industry was in freefall with a succession of patent attacks and new product disappointments. More recently, with valuations having hit very depressed levels, snippets of good news have been enough to push prices back up. With a new FDA director in place in the U.S. and some patent attacks repelled, the strong long-term dynamics of the pharmaceutical business model-good cash generation, supportive demographics, favorable returns-are reasserting themselves. We added to Novo Nordisk of Denmark, which is benefiting from a diabetes resurgence and is well positioned with its NovoSeven blood-clotting agent.

Technology
The last six months have seen yet another cluster of companies struggling within the inhospitable technology sector. As the recession in tech persists, the winners and losers are becoming more polarized. Stocks such as Finland's Nokia have such a commanding lead over the competition that many of the second- and third-line mobile companies have withdrawn from the field. In semiconductors, Samsung Electronics of South Korea, another large holding for the fund, has shown a clean pair of heels to the chasing pack. Samsung has extended its lead in memory by continuing to invest while its competitors have struggled to conserve cash. It has also been very successful in the mobile handset business, rivaling Nokia in the margins it earns. On the other hand, the losers in many of these areas have been the Japanese electronics conglomerates that have spread themselves too thin and have been slow to adapt. It is difficult to see a strong rebound in technology spending, but it is possible to identify companies with reasonable valuations and sustainable business models that will be around for the upturn when it occurs.


INVESTMENT OUTLOOK
Interest rates have fallen a long way and there are some signs of companies and consumers rebuilding their balance sheets, but debt remains high, particularly for the U.S. consumer. We envision a period of subdued growth in the medium term with continuing low inflation. Some observers have expressed concern that the U.S. is on the brink of a Japan-style deflation. While this scenario is possible, we assign it a relatively low level of probability.

Stock valuations in most markets are at levels last seen in the early 1990s while interest rates are much lower than 10 years ago. In this environment, if the global economy can manage a measure of muted growth, equity returns going forward should at least be reasonable. Companies with above-average growth potential, strong balance sheets, good market positions, and solid management should do well. The last two years have been difficult for growth stocks in particular, but we are optimistic that the worst is behind us for our investment approach.


Respectfully submitted,

John R. Ford
President, T. Rowe Price International Funds, Inc.
November 15, 2002



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------


Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS


                                                           Percent of
                                                           Net Assets
                                                             10/31/02

GlaxoSmithKline, United Kingdom                                   4.2%

Reed Elsevier, United Kingdom/Netherlands                         3.3

TotalFinaElf, France                                              3.1

Royal Bank of Scotland, United Kingdom                            2.7

Shell Transport & Trading/Royal
Dutch Petroleum, United Kingdom/Netherlands                       2.6
--------------------------------------------------------------------------------
Nestle, Switzerland                                               2.5

Vodafone, United Kingdom                                          2.3

Aventis, France                                                   1.8

BNP Paribas, France                                               1.7

Sanofi-Synthelabo, France                                         1.7
--------------------------------------------------------------------------------
Nokia, Finland                                                    1.6

Securitas, Sweden                                                 1.6

Samsung Electronics, South Korea                                  1.4

Canon, Japan                                                      1.4

UBS, Switzerland                                                  1.4
--------------------------------------------------------------------------------
Rio Tinto, United Kingdom                                         1.3

ENI, Italy                                                        1.3

AstraZeneca, United Kingdom                                       1.3

Compass, United Kingdom                                           1.2

Adecco, Switzerland                                               1.2
--------------------------------------------------------------------------------
ING Groep, Netherlands                                            1.2

WPP Group, United Kingdom                                         1.1

Sony, Japan                                                       1.1

Philips Electronics, Netherlands                                  1.0

Tesco, United Kingdom                                             1.0
--------------------------------------------------------------------------------
Total                                                            45.0%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.




T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


SECGraph: INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                     Lipper
                  MSCI EAFE         International             International
                  Index             Funds Average             Stock Fund

10/31/92          10000             10000                     10000
10/31/93          13788             13210                     13393
10/31/94          15219             14673                     15004
10/31/95          15209             14775                     15061
10/31/96          16851             16609                     17302
10/31/97          17680             18607                     18669
10/31/98          19440             19575                     20065
10/31/99          23983             24345                     24212
10/31/00          23344             24969                     24764
10/31/01          17583             18768                     17788
10/31/02          15310             16566                     15264

Note: Performance for Advisor and "R Class shares will vary due to the different fee structures.
See returns table below.



Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                                  Since   Inception
10/31/02                  1 Year    5 Years    10 Years    Inception        Date
--------------------------------------------------------------------------------
International
Stock shares             -14.19%     -3.95%       4.32%           --          --

International Stock -
Advisor Class shares     -14.37         --          --       -22.37%     3/31/00

International Stock -
R Class shares               --         --          --         7.12      9/30/02

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or redemptions.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Stock shares

                    Year
                   Ended
                10/31/02    10/31/01    10/31/00    10/31/99    10/31/98

NET ASSET VALUE

Beginning of
period         $   10.65   $   16.11   $   16.70   $   14.39   $   14.14

Investment activities

  Net investment
  income (loss)     0.11        0.29        0.10        0.17        0.23

  Net realized
  and unrealized
  gain (loss)      (1.56)      (4.48)       0.35        2.71        0.77

  Total from
  investment
  activities       (1.45)      (4.19)       0.45        2.88        1.00

Distributions

  Net investment
  income           (0.30)      (0.09)      (0.13)      (0.22)      (0.20)

  Net realized
  gain             (0.03)      (1.18)      (0.91)      (0.35)      (0.55)

  Total
  distributions    (0.33)      (1.27)      (1.04)      (0.57)      (0.75)

NET ASSET VALUE

End of
period         $    8.87   $   10.65   $   16.11   $   16.70   $   14.39
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total
return^           (14.19)%    (28.17)%      2.28%      20.67%       7.48%

Ratio of total
expenses to average
net assets          0.92%       0.90%       0.84%       0.85%       0.85%

Ratio of net
investment income
(loss) to average
net assets          0.96%       2.14%       0.55%       1.05%       1.50%

Portfolio
turnover rate       21.6%       17.4%       38.2%       17.6%       12.2%

Net assets,
end of period
(in millions)  $   4,773   $   6,370   $  10,458   $  10,615   $   9,537


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Stock - Advisor Class shares

                                      Year                           3/31/00
                                     Ended                           Through
                                  10/31/02        10/31/01          10/31/00

NET ASSET VALUE

Beginning of
period                            $  10.66        $  16.12          $  19.12

Investment activities

  Net investment
  income (loss)                       0.10            0.29              0.02

  Net realized
  and unrealized
  gain (loss)                        (1.57)          (4.46)            (3.02)

  Total from
  investment activities              (1.47)          (4.17)            (3.00)

Distributions

  Net investment
  income                             (0.30)          (0.11)               --

  Net realized
  gain                               (0.03)          (1.18)               --

  Total
  distributions                      (0.33)          (1.29)               --


NET ASSET VALUE

End of period                     $   8.86        $  10.66          $  16.12
                                  ----------------------------------------------

Ratios/Supplemental Data

Total return^                       (14.37)%        (28.06)%          (15.69)%

Ratio of total
expenses to
average net assets                    1.15%           1.05%             0.83%!

Ratio of net investment
income (loss) to average
net assets                            0.82%           2.26%             0.63%!

Portfolio turnover
rate                                  21.6%           17.4%             38.2%!

Net assets,
end of period
(in thousands)                    $ 10,207        $  6,938          $  1,500

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Stock - R Class shares

                                                              9/30/02
                                                              Through
                                                             10/31/02

NET ASSET VALUE

Beginning of period                                        $     8.29

Investment activities
  Net realized and unrealized gain (loss)                        0.59

  Total from investment activities                               0.59


NET ASSET VALUE
End of period                                              $     8.88
                                                           ----------


Ratios/Supplemental Data

Total return^                                                    7.12%

Ratio of total expenses to
average net assets                                             1.22%!

Ratio of net investment
income (loss) to average
net assets                                                   (0.21)%!

Portfolio turnover rate                                        21.6%!

Net assets, end of period
(in thousands)                                             $      107

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


AUSTRALIA  1.5%

Common Stocks  1.0%
BHP Billiton (misc. symbol)                      4,855,000      $        26,107
Brambles Industries (misc. symbol)               2,981,881               11,335
National Australia Bank                            471,000                8,984
                                                                         46,426

Preferred Stocks  0.5%
News Corporation                                 5,315,923               26,256
                                                                         26,256

Total Australia (Cost $85,006)                                           72,682


BELGIUM  0.6%

Common Stocks  0.6%
Dexia                                            1,463,020               14,069
Fortis                                             574,215               10,487
UCB                                                197,655                4,813

Total Belgium (Cost $24,583)                                             29,369


BRAZIL  0.5%

Common Stocks  0.5%
Grupo Pao de Acucar ADR (USD)                      407,700                6,327
Petroleo Brasileiro (Petrobras) ADR (USD)        1,294,931               15,617

Total Brazil (Cost $32,916)                                              21,944


CANADA  0.6%

Common Stocks  0.6%
Alcan Aluminum                                     226,260                6,360
Celestica (USD) *                                  768,863               10,610
Royal Bank of Canada (misc. symbol)                289,840               10,108

Total Canada (Cost $31,480)                                              27,078


DENMARK  0.4%

Common Stocks  0.4%
Novo Nordisk                                       651,600               17,924
TDC A/S                                            100,506                2,164

Total Denmark (Cost $23,851)                                             20,088


FINLAND  1.7%

Common Stocks  1.7%
Nokia                                            4,643,185      $        78,699

Total Finland (Cost $9,400)                                              78,699


FRANCE  14.0%

Common Stocks  14.0%
Aventis                                          1,433,025               85,613
AXA (misc. symbol)                               1,930,676               28,755
BNP Paribas                                      2,092,116               83,243
Cap Gemini (misc. symbol)                           66,664                1,636
Carrefour                                          154,960                7,180
Compagnie de Saint-Gobain                          798,108               17,298
Groupe Danone                                       58,790                7,611
Hermes (misc. symbol)                              151,011               22,536
L'Oreal (misc. symbol)                              55,766                4,145
Lafarge                                             56,246                4,472
LVMH (misc. symbol)                                356,948               15,991
Orange *(misc. symbol)                           1,418,040                7,946
Pinault Printemps Redoute (misc. symbol)           101,355                8,094
Sanofi-Synthelabo                                1,298,345               79,235
Schneider Electric *(misc. symbol)                 666,601               30,832
Societe Generale                                   259,228               13,104
Societe Television Francaise 1 (misc. symbol)    1,344,634               34,551
Sodexho Alliance                                 1,394,299               34,174
STMicroelectronics (misc. symbol)                  808,169               16,014
Thomson *(misc. symbol)                            718,600               13,217
TotalFinaElf, Series B                           1,076,057              147,928
Vivendi Universal                                  475,676                5,829

Total France (Cost $555,364)                                            669,404


GERMANY  2.4%

Common Stocks  2.4%
Allianz                                            175,427               18,392
Bayer                                              292,342                5,536
Deutsche Bank                                      521,848               22,744
Deutsche Telekom                                   268,372      $         3,058
E.On                                               372,895               16,694
Gehe (misc. symbol)                                493,380               18,846
HVB Group (Ordinary shares)                        222,759                2,948
Rhoen-Klinikum                                     193,854                7,280
SAP                                                145,630               11,197
Siemens                                            147,291                6,957

Total Germany (Cost $130,350)                                           113,652


GREECE  0.1%

Common Stocks  0.1%
Hellenic Telecommunications Organization           511,460                5,692

Total Greece (Cost $7,221)                                                5,692


HONG KONG  0.6%

Common Stocks  0.6%
Cheung Kong Holdings                             2,777,000               18,426
Hutchison Whampoa                                1,840,300               11,326

Total Hong Kong (Cost $28,300)                                           29,752


INDIA  1.2%

Common Stocks  1.2%
Hindustan Lever                                  8,865,862               29,446
ICICI Bank (Ordinary shares)                     3,119,081                8,711
ICICI Bank ADR (USD)                             1,131,345                6,958
Reliance Industries                              2,606,459               14,342

Total India (Cost $81,739)                                               59,457


IRELAND  0.0%

Common Stocks  0.0%
SmartForce ADR (USD) *(misc. symbol)               465,541                1,867

Total Ireland (Cost $8,205)                                               1,867


ISRAEL  0.1%

Common Stocks  0.1%
Check Point Software Technologies
  (USD) *(misc. symbol)                            309,424                4,267

Total Israel (Cost $6,028)                                                4,267


ITALY  5.4%

Common Stocks  5.4%
Alleanza Assicurazioni (misc. symbol)            3,344,680      $        23,998
Assicurazioni Generali                             472,516                8,406
Capitalia (misc. symbol)                           886,376                1,021
ENI                                              4,341,938               60,162
Fineco *(misc. symbol)                           2,569,210                1,178
IntesaBCI (misc. symbol)                         8,353,145               14,158
Mediaset (misc. symbol)                            445,867                3,107
Mediolanum (misc. symbol)                        1,496,725                8,269
Olivetti *(misc. symbol)                         6,804,912                7,055
San Paolo IMI                                      366,334                2,281
Telecom Italia (Ordinary shares) (misc. symbol)  3,013,203               23,883
Telecom Italia (Savings shares) (misc. symbol)   3,132,300               16,500
Telecom Italia Mobile (misc. symbol)             9,432,302               43,720
UniCredito Italiano (misc. symbol)              11,937,096               44,830

Total Italy (Cost $249,029)                                             258,568


JAPAN  14.4%

Common Stocks  14.4%
Canon                                            1,797,000               66,163
Credit Saison                                      909,900               17,936
Daiichi Pharmaceutical                             451,200                6,579
Fanuc (misc. symbol)                               211,700                8,364
Fuji Television Network                              2,628               12,309
Fujisawa Pharmaceutical                          1,553,000               30,107
Hitachi Chemical                                 1,093,000                7,977
Honda Motor                                        735,300               26,294
Ito-Yokado                                         557,000               17,332
KDDI (misc. symbol)                                  6,180               18,122
Keyence                                             66,000               10,903
Kyocera                                            254,600               14,973
Marui (misc. symbol)                             1,645,000               15,249
Mitsubishi Estate (misc. symbol)                 2,920,000               21,787
Mitsui Fudosan                                   4,737,000               36,232
Murata Manufacturing                               315,300               14,871
Nomura Securities (misc. symbol)                 1,960,000               22,511
NTT DoCoMo (misc. symbol)                           22,002      $        40,504
Rohm                                                83,500               10,495
Secom                                              883,500               31,162
Seven-Eleven Japan (misc. symbol)                1,195,000               33,680
Shin-Etsu Chemical                                 398,900               12,282
Shiseido (misc. symbol)                          1,784,000               19,792
SMC                                                160,800               12,705
Sony                                             1,184,620               50,853
Sumitomo (misc. symbol)                          2,695,000               11,657
Suzuki Motor                                       777,000                8,298
Takeda Chemical Industries                         491,000               20,358
Takefuji                                           209,140                8,756
Toppan Printing                                  1,099,000                8,155
Toshiba *                                        2,802,000                7,007
Toyota Motor                                     1,605,800               38,979
Yamanouchi Pharmaceutical (misc. symbol)         1,090,500               26,648

Total Japan (Cost $789,375)                                             689,040


LUXEMBOURG  0.0%
Common Stocks  0.0%
SES Global (misc. symbol)                          289,500                1,459

Total Luxembourg (Cost $4,649)                                            1,459


MALAYSIA  0.3%

Common Stocks  0.3%
Malayan Banking Berhad                           4,292,800                9,320
Sime Darby                                       4,681,000                6,110

Total Malaysia (Cost $16,420)                                            15,430


MEXICO  1.4%

Common Stocks  1.4%
America Movil ADR, Series L (USD)                1,221,700               16,420
Femsa UBD Units
  (Represents 1 Series B
  and 4 Series D shares)                         5,564,360               20,170
Grupo Financiero BBVA Bancomer,
  Series B *(misc. symbol)                      18,600,500               14,658
Telmex ADR, Series L (USD) (misc. symbol)          185,114                5,646
Wal-Mart de Mexico (misc. symbol)                3,605,300                9,002

Total Mexico (Cost $60,754)                                              65,896


NETHERLANDS  5.8%

Common Stocks  5.8%
Akzo Nobel                                          86,178      $         2,572
ASML Holding *(misc. symbol)                     1,979,280               17,312
Equant *(misc. symbol)                             165,911                  802
Fortis                                           1,170,234               21,350
ING Groep                                        3,335,990               55,686
Philips Electronics                              2,704,201               48,373
Reed Elsevier                                    1,692,890               21,064
Royal Ahold                                        650,400                8,163
Royal Dutch Petroleum                              636,132               27,461
Royal KPN *                                      4,042,100               25,567
VNU                                              1,069,549               28,656
Wolters Kluwer                                   1,114,324               19,504

Total Netherlands (Cost $280,205)                                       276,510


NORWAY  0.4%

Common Stocks  0.4%
Orkla, Series A (misc. symbol)                     978,994               15,494
Statoil                                            405,420                2,937

Total Norway (Cost $10,348)                                              18,431


PORTUGAL  0.1%

Common Stocks  0.1%
Jeronimo Martins *                                 690,616                4,129

Total Portugal (Cost $4,550)                                              4,129


RUSSIA  0.5%

Common Stocks  0.5%
YUKOS ADR (USD) (misc. symbol)                     186,460               25,825

Total Russia (Cost $18,776)                                              25,825


SINGAPORE  1.1%

Common Stocks  1.1%
Flextronics (USD) *                              1,240,706               10,372
United Overseas Bank                             5,830,592               44,220

Total Singapore (Cost $67,575)                                           54,592


SOUTH KOREA  3.1%

Common Stocks  3.1%
Kookmin Bank ADR (USD) (misc. symbol)              256,700      $         8,304
KT Corporation ADR (USD) (misc. symbol)          1,007,061               20,685
POSCO ADR (USD)                                    646,454               14,952
Samsung Electronics (misc. symbol)                 238,517               67,257
Shinhan Financial (misc. symbol)                 1,369,700               14,386
South Korea Telecom                                132,900               24,440

Total South Korea (Cost $112,272)                                       150,024


SPAIN  3.5%

Common Stocks  3.5%
Banco Bilbao Vizcaya Argentaria                  3,924,927               37,316
Banco Santander Central Hispano (misc. symbol)   4,315,649               26,402
Endesa                                           1,376,148               14,185
Gas Natural                                      1,087,460               18,217
Inditex                                            956,300               21,454
Repsol                                             839,242                9,472
Telefonica *                                     3,012,598               28,523
Telefonica ADR (USD)                               384,323               10,857

Total Spain (Cost $172,281)                                             166,426


SWEDEN  3.1%

Common Stocks  3.1%
Electrolux, Series B (misc. symbol)                955,475               14,459
Hennes & Mauritz, Series B                       1,619,170               31,377
LM Ericsson, Series B *                          8,564,031                6,899
Nordea                                           2,744,477               11,204
Sandvik (misc. symbol)                             186,870                4,435
Securitas, Series B (misc. symbol)               5,568,936               77,300

Total Sweden (Cost $145,082)                                            145,674


SWITZERLAND  5.8%

Common Stocks  5.8%
Adecco (misc. symbol)                            1,454,037               56,986
Credit Suisse Group *                              329,540                6,279
Nestle (misc. symbol)                              565,918              121,031
Roche (Participation certificates)                 386,190      $        27,270
UBS *                                            1,378,190               65,515

Total Switzerland (Cost $167,479)                                       277,081


TAIWAN  0.7%

Common Stocks  0.7%
Taiwan Semiconductor Manufacturing              25,253,193               33,841

Total Taiwan (Cost $53,326)                                              33,841


THAILAND  0.3%

Common Stocks  0.3%
Bangkok Bank (Local shares) *                   11,962,000               14,222

Total Thailand (Cost $15,206)                                            14,222


UNITED KINGDOM  28.0%

Common Stocks  28.0%
Abbey National                                   1,114,779               11,502
AstraZeneca                                      1,611,889               60,101
Autonomy *                                         615,263                1,385
BG Group                                         2,573,698               10,260
BP                                               6,244,000               40,022
Brambles Industries                             10,159,620               33,354
Cable & Wireless                                 2,733,095                6,324
Cadbury Schweppes                                3,594,402               23,376
Celltech *                                       1,738,632                9,513
Centrica                                         3,627,468               10,321
Compass                                         13,451,380               59,565
David S. Smith                                   1,692,560                4,207
Diageo                                           3,431,324               38,650
Electrocomponents                                3,504,070               14,873
Friends Provident                                1,828,240                3,730
GKN                                                388,000                1,344
GlaxoSmithKline (misc. symbol)                  10,453,575              199,380
Granada                                          6,203,218                7,128
Hays                                             9,708,832               13,623
Hilton                                           1,892,470                5,148
HSBC (HKD) (misc. symbol)                        2,274,400               24,860
Kingfisher                                       9,970,804      $        34,839
Reed Elsevier                                   15,548,568              137,218
Rio Tinto                                        3,540,148               63,923
Royal Bank of Scotland                           5,452,118              128,195
Shell Transport & Trading                       14,866,367               95,464
Standard Chartered                               1,103,700               12,838
Tesco                                           15,119,132               46,859
Tomkins                                          7,233,744               22,392
Unilever                                         4,718,657               46,585
United Business Media                            1,090,209                4,363
Vodafone                                        69,468,056              111,590
Woolworths                                       3,956,033                2,211
WPP Group                                        7,644,711               51,809

Total United Kingdom (Cost $1,499,813)                                1,336,952


SHORT-TERM INVESTMENTS  0.6%

Money Market Funds  0.6%
T. Rowe Price Reserve
Investment Fund, 1.85% #                        29,538,063               29,538

Total Short-Term Investments (Cost $29,538)                              29,538

Total Investments in Securities
98.2% of Net Assets (Cost $4,721,121)                           $     4,697,589

Other Assets Less Liabilities                                            86,148

NET ASSETS                                                      $     4,783,737
                                                                ---------------

             # Seven-day yield
             * Non-income producing
(misc. symbol) All or a portion of this security is on loan at October 31,
               2002 - See Note 2
           ADR American Depository Receipts
           HKD Hong Kong dollar
           USD United States dollar

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets
Investments in securities, at value (cost $4,721,121)      $4,697,589
Securities lending collateral                                 601,902
Other assets                                                  125,845
Total assets                                                5,425,336


Liabilities
Obligation to return securities lending collateral            601,902
Other liabilities                                              39,697
Total liabilities                                             641,599

NET ASSETS                                                 $4,783,737
                                                           ----------

Net Assets Consist of:

Undistributed net investment income (loss)                 $   50,687

Undistributed net realized gain (loss)                     (1,279,846)

Net unrealized gain (loss)                                    (22,720)

Paid-in-capital applicable to
539,021,125 shares of $0.01 par
value capital stock outstanding;
2,000,000,000 shares of the
Corporation authorized                                      6,035,616

NET ASSETS                                                 $4,783,737
                                                           ----------

NET ASSET VALUE PER SHARE

International Stock shares
($4,773,422,898/537,856,704 shares outstanding)            $     8.87
                                                           ----------

International Stock - Advisor Class shares
($10,207,297/1,152,358 shares outstanding)                 $     8.86
                                                           ----------

International Stock - R Class shares
($107,083/12,063 shares outstanding)                       $     8.88
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             10/31/02

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $14,713)               $  101,182
  Securities lending                                            5,997
  Interest (net of foreign taxes of $60)                        3,337
  Total income                                                110,516

Expenses
  Investment management                                        39,511
  Shareholder servicing
    International Stock shares                                 11,542
    International Stock - Advisor Class shares                      7
  Custody and accounting                                        2,127
  Prospectus and shareholder reports
    International Stock shares                                    492
    International Stock - Advisor Class shares                     10
  Proxy and annual meeting                                        161
  Registration                                                     62
  Directors                                                        41
  Legal and audit                                                  36
  Distribution - International Stock -  Advisor Class shares       22
  Miscellaneous                                                    56
  Total expenses                                               54,067
Net investment income (loss)                                   56,449


Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                 (642,359)
  Futures                                                      17,087
  Foreign currency transactions                                   (52)
  Net realized gain (loss)                                   (625,324)

Change in net unrealized gain (loss)
  Securities                                               $ (178,073)
  Futures                                                     (11,356)
  Other assets and liabilities
  denominated in foreign currencies                             3,758
  Change in net unrealized gain (loss)                       (185,671)
Net realized and unrealized gain (loss)                      (810,995)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (754,546)
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                       xxx                 Year
                                                       xxx                Ended
                                                  10/31/02             10/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $        56,449      $       178,393
  Net realized gain (loss)                        (625,324)            (632,690)
  Change in net unrealized gain (loss)            (185,671)          (2,245,442)
  Increase (decrease) in net
  assets from operations                          (754,546)          (2,699,739)

Distributions to shareholders
  Net investment income
    International Stock shares                    (176,885)             (57,780)
    International Stock - Advisor Class shares        (202)                 (20)
  Net realized gain
    International Stock shares                     (17,688)            (757,242)
    International Stock - Advisor Class shares         (20)                (218)
  Decrease in net assets from distributions       (194,795)            (815,260)

 Capital share transactions *
  Shares sold
    International Stock shares                   3,380,310            3,082,779
    International Stock - Advisor Class shares      29,467               17,549
    International Stock - R Class shares               100                   --
  Distributions reinvested
    International Stock shares                     182,037              777,395
    International Stock - Advisor Class shares         219                   --
  Shares redeemed
    International Stock shares                  (4,211,706)          (4,435,161)
    International Stock - Advisor Class shares     (24,786)              (9,589)

  Increase (decrease) in net assets from
  capital share transactions                      (644,359)            (567,027)
                                                  --------             --------


Net Assets
Increase (decrease) during period               (1,593,700)          (4,082,026)

Beginning of period                              6,377,437           10,459,463

End of period                              $     4,783,737      $     6,377,437
                                           ---------------      ---------------

*Share information
  Shares sold
    International Stock shares                     334,337              235,789
    International Stock - Advisor Class shares       2,835                1,336
    International Stock - R Class                       12                   --
  Distributions reinvested
    International Stock shares                      16,716               52,992
    International Stock - Advisor Class shares          20                   --
  Shares redeemed
    International Stock shares                    (411,478)            (339,752)
    International Stock - Advisor Class shares      (2,354)                (778)
    Increase (decrease) in shares outstanding      (59,912)             (50,413)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has three classes of shares: International Stock, offered since May 9, 1980, International Stock - Advisor Class (Advisor Class), offered since March 31, 2000, and International Stock - R Class (R Class), which was first offered on September 30, 2002. Advisor Class shares are offered only through brokers and other financial intermediaries and R Class shares are only available to small retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution and certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average net assets during the period ended October 31, 2002. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2002, approximately 10% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Futures Contracts During the year ended October 31, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2002, the value of loaned securities was $594,735,000; aggregate collateral consisted of $601,902,000 in the securities lending collateral pool and government securities valued at $31,353,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,229,695,000 and $1,719,792,000, respectively, for the year ended October 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended October 31, 2002 totaled $194,795,000 and were characterized as ordinary income for tax purposes. At October 31, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $1,011,959,000

Unrealized depreciation                                    (1,034,679,000)

Net unrealized
appreciation (depreciation)                                   (22,720,000)

Undistributed ordinary income                                  50,687,000

Capital loss carryforwards                                 (1,279,846,000)

Paid-in capital                                             6,035,616,000

Net assets                                                 $4,783,737,000


The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the fund had $649,972,000 of capital loss carryforwards that expire in 2009, and $629,874,000 that expire in 2010.

For the year ended October 31, 2002, the fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net
investment income                                          $(5,786,000)

Undistributed net
realized gain                                                5,786,000


At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $4,721,121,000.


NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax for net unrealized gains on Indian securities.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc.

The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35 % of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At October 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $2,669,000.

Through October 31, 2003, for the Advisor Class and through February 28, 2004, for the R Class, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would cause the class's ratio of total expenses to average net assets (expense ratio) to exceed 1.15% and 1.40%, respectively. Thereafter, through October 31, 2005, for the Advisor Class and through February 28, 2006, for the R class, each class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed 1.15% and 1.40%, respectively. Pursuant to these agreements, no fees or expenses were borne by the manager during the year ended October 31, 2002; no amounts are subject to future reimbursement.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the International Stock class. Expenses incurred pursuant to these service agreements totaled $7,389,000 for the year ended October 31, 2002, of which $490,000 was payable at period-end.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2002, the International Stock class was charged $92,000 for shareholder servicing costs related to the college savings plans, of which $78,000 was for services provided by Price and $9,000 was payable at period-end. At October 31, 2002, approximately 0.5% of the outstanding shares of the International Stock share class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates, (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest.
Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2002, the International Stock class was allocated $1,292,000 of Spectrum Funds' expenses and $21,000 of Retirement Funds' expenses under these agreements. Of these amounts, $568,000 related to services provided by Price and $83,000 was payable at period-end. At October 31, 2002, approximately 9.0% of the outstanding shares of the International Stock class were held by the Spectrum Funds and 0.1% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2002, totaled $1,086,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2002



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/02

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o  $17,709 for short-term capital gains.

The fund will pass through foreign source income of $65,677,000 and foreign taxes paid of $10,318,000.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------
Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of
Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
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Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1991                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1988

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price International Stock Fund
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Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
2002                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, International Funds

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1979                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited; Director and Vice President, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                Global Investment Services Limited and T. Rowe
                                Price International, Inc.; Vice President,
                                International Funds

Martin G. Wade                  Director and Vice President, T. Rowe Price
(2/16/43)                       Group, Inc.; Chairman of the Board and Director,
1982                            T. Rowe Price Global Investment Services
[16]                            Limited and T. Rowe Price International, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited; Vice President, T. Rowe Price

*Each inside director serves until the election of a successor.


Officers
Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
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Christopher D. Alderson (3/29/62)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (4/30/62)      Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Michael J. Conelius (6/16/64)           Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Ann B. Cranmer (3/23/47)                Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
International Funds                     Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Frances Dydasco (5/8/66)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (10/27/57)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III (2/10/59)            Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,               Price Group, Inc., and T. Rowe Price
International Funds                     International, Inc.

John R. Ford (11/25/57)                 Vice President, T. Rowe Price and
President, International Funds          T. Rowe Price Group, Inc.; Director,
                                        Chief Investment Officer, and Vice
                                        President, T. Rowe Price International,
                                        Inc.

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International,
                                        Inc., and T. Rowe Price Retirement Plan
                                        Services, Inc.

Ian D. Kelson (8/16/56)                 Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/ Deutsche
                                        Asset Management (to 2000)

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Ian J. Macdonald (1/7/62)               Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, International Funds         Price Group, Inc., and T. Rowe Price
                                        Trust Company

George A. Murnaghan (5/1/56)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Gonzalo Pangaro (11/27/68)              Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.

Robert Revel-Chion (3/9/65)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (5/26/63)        Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (6/17/64)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and  T. Rowe Price
                                        International, Inc.

Benedict R.F. Thomas (8/27/64)          Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1/14/68)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.; formerly Portfolio Manager, G.T.
                                        Capital/Invesco (to 1998)

David J.L. Warren (4/14/57)             Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.; Director,
International Funds                     Chief Executive Officer, and President,
                                        T. Rowe Price International, Inc.;
                                        Director, T. Rowe Price Global Asset
                                        Management Limited

William F. Wendler II (3/14/62)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Director, Chief
                                        Investment Officer, and Vice President,
                                        T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------
STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS
Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price
INVEST WITH CONFIDENCE (registered trademark)


T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

                                                               F37-050  10/31/02